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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 2, 2002


                        COMMISSION FILE NUMBER: 000-21729


                               THE VIALINK COMPANY
                         (Name of Issuer in its Charter)

             DELAWARE                                          73-1247666
     (State of Other Jurisdiction                           (I.R.S. Employer
    Incorporation or Organization)                         Identification No.)

     13155 NOEL ROAD, SUITE 800
             DALLAS, TEXAS                                        75240
(Address of Principal Executive Offices)                       (Zip Code)



                   COMPANY'S TELEPHONE NUMBER: (972) 934-5500


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ITEM 5.  OTHER EVENTS.

We are offering 300 Shares of our Series C Convertible Preferred Stock and Warrants to purchase 9,000,000 shares of our common stock to certain purchasers. (collectively the "Purchasers") pursuant to a prospectus supplement to Registration Statement No. 333-64750. The Series C Convertible Preferred Stock, par value $.001 per share (the "Preferred Stock"), is convertible into shares of our common stock in the manner, and upon the terms, provisions and conditions set forth in the Certificate of Designation of the Preferred Stock. The shares of common stock offered to the Purchasers are issuable upon exercise of 9,000,000 warrants to purchase shares of our common stock at an exercise price of $0.40 per share. The Series C Convertible Preferred Stock is convertible into common stock based on the market price of our common stock subject to the terms of the purchase agreement between the Purchasers and us, however the conversion price cannot exceed $0.40 per share or be less than $0.12 per share. The Purchase Agreement, Certificate of Designation and Warrant included herein as exhibits.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

             4.1 Form of purchase Agreement entered into by and between The viaLink Company and each of the Purchasers.

             4.2 Certificate of Designation of the Relative Rights and Preferences of the Series C Convertible Preferred Stock of The viaLink Company.

             4.3 Form of Series A Warrant to Purchase Shares of Common Stock of The viaLink Company.

             4.4 Series B Warrant to Purchase Shares of Common Stock of The viaLink Company.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  THE VIALINK COMPANY
                                                       (Registrant)

                                                  By: /s/ William P. Creasman
                                                      --------------------------
                                                          William P. Creasman
                                                        Chief Financial Officer


Date: January 2, 2002






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                                  EXHIBIT INDEX

        EXHIBIT
        NUMBER                   DESCRIPTION
        -------                  -----------
         4.1      Form of Purchase Agreement entered into by and between The
                  viaLink Company and each of the Purchasers.

         4.2      Certificate of Designation of the Relative Rights and
                  Preferences of the Series C Convertible Preferred Stock of The viaLink Company.

         4.3      Form of Series A Warrant to Purchase Shares of Common Stock of
                  The viaLink Company.

         4.4 Series B Warrant to Purchase Shares of Common Stock of The viaLink Company.